The Glenmede Fund, Inc.

Responsible ESG U.S. Equity Portfolio (RESGX)

Women in Leadership U.S. Equity Portfolio (GWILX)

Supplement dated April 15, 2020 to the Equity Prospectus,

dated February 28, 2020

On page 79 of the Equity Prospectus, within the sub-section entitled “Other Types of Investments and Risks” of the section entitled “Additional Information About Investments,” the following paragraph is added after the paragraph entitled “Emerging Markets”:

Engagement: When appropriate, as determined by the Advisor, the Responsible ESG U.S. Equity Portfolio and the Women in Leadership U.S. Equity Portfolio may participate in shareholder engagement activities by joining shareholder proposals on proxy statements to request disclosure reports from companies such Portfolio invests in on topics related to the Portfolio’s ESG or Women in Leadership criteria. The Portfolios’ participation in shareholder engagement will generally be limited to shareholder proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations or request reports that enhance communication between shareholders and management. The Portfolios may be part of a coalition of stakeholders that work with an organization that will file or co-file shareholder proposals. Due to various regulatory barriers in foreign regions, including European and Asia-Pacific countries, the Advisor does not generally expect to file shareholder proposals outside of the United States.

Please retain this Supplement for future reference.